EXHIBIT 99.3

                                                        MONTHLY OPERATING REPORT

     CASE  NAME:  KITTY HAWK CHARTERS, INC.             ACCRUAL BASIS

     CASE  NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2000


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE  PARTY:

     /s/ DREW KEITH                                               CFO
     -------------------------------------------           --------------------
     ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                 TITLE

     Drew Keith                                                  7/20/00
     -------------------------------------------           --------------------
     PRINTED NAME OF RESPONSIBLE PARTY                            DATE

     PREPARER:

     /s/ JESSICA L. WILSON                                 Corporate Controller
     -------------------------------------------           --------------------
     ORIGINAL  SIGNATURE  OF  PREPARER                           TITLE

     Jessica L. Wilson                                           7/20/00
     -------------------------------------------           --------------------
     PRINTED NAME OF PREPARER                                     DATE

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK CHARTERS, INC.            ACCRUAL BASIS-1

      CASE  NUMBER: 400-42143-BJH                       02/13/95, RWD, 2/96

      COMPARATIVE BALANCE SHEET

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                   MONTH              MONTH              MONTH
                                                                SCHEDULE       -----------------------------------------------------
      ASSETS                                                     AMOUNT           May 2000          June 2000
      ------------------------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                                      $15,476          ($151,013)          $221,227
      ------------------------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH
      ------------------------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                                             $15,476          ($151,013)          $221,227                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                          $13,356,789        $13,564,511        $10,886,573
      ------------------------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                                              $6,052,580         $6,055,594
      ------------------------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE
      ------------------------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                                        ($131,812)          $139,190
      ------------------------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                                $37,290,970        $41,538,662        $43,059,002
      ------------------------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                               $50,663,235        $60,872,928        $60,361,586                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                        $17,083,867        $16,596,922        $16,626,806
      ------------------------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                               $5,919,431         $6,094,981
      ------------------------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                                          $17,083,867        $10,677,491        $10,531,825                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                                              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                                     $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)
      ------------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                                       $67,747,102        $71,550,419        $70,893,411                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      ------------------------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                                         $463,241           $488,265
      ------------------------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                            $371,793           $321,869
      ------------------------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                                  $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                                              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                                   $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                                    $1,027,997           $958,702
      ------------------------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                            $1,863,031         $1,768,836                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      ------------------------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                          $152,776           $152,776           $131,980
      ------------------------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                                         $380,384                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                                     $10,596,326        $19,316,907        $18,810,485
      ------------------------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                                            $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES                      $11,129,486        $19,469,683        $18,942,465                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                                  $11,129,486        $21,332,714        $20,711,301                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      EQUITY
      ------------------------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                                            $49,838,534        $49,811,366
      ------------------------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                         $379,171           $370,744
      ------------------------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
      ------------------------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                                $0        $50,217,705        $50,182,110                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                                     $11,129,486        $71,550,419        $70,893,411                 $0
      ------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME:  KITTY HAWK CHARTERS, INC.             ACCRUAL BASIS-2

      CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96

      INCOME STATEMENT

      -----------------------------------------------------------------------------------------------------------------------------
                                                                  MONTH              MONTH            MONTH
                                                           -------------------------------------------------------      QUARTER
      REVENUES                                                  May 2000           June 2000                             TOTAL
      -----------------------------------------------------------------------------------------------------------------------------
      1.  GROSS REVENUES                                        $8,346,976        $5,265,739                           $13,612,715
      -----------------------------------------------------------------------------------------------------------------------------
      2.  LESS: RETURNS & DISCOUNTS                                     $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      3.  NET REVENUE                                           $8,346,976        $5,265,739               $0          $13,612,715
      -----------------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      -----------------------------------------------------------------------------------------------------------------------------
      4.  MATERIAL                                                      $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      5.  DIRECT LABOR                                                  $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      6.  DIRECT OVERHEAD                                               $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      7.  TOTAL COST OF GOODS SOLD                                      $0                $0               $0                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      8.  GROSS PROFIT                                          $8,346,976        $5,265,739               $0          $13,612,715
      -----------------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      -----------------------------------------------------------------------------------------------------------------------------
      9.  OFFICER / INSIDER COMPENSATION                           $14,808           $15,000                               $29,808
      -----------------------------------------------------------------------------------------------------------------------------
      10. SELLING & MARKETING                                           $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      11. GENERAL & ADMINISTRATIVE                                $415,265          $621,175                            $1,036,440
      -----------------------------------------------------------------------------------------------------------------------------
      12. RENT & LEASE                                                  $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      13. OTHER (ATTACH LIST)                                   $7,213,658        $4,471,818                           $11,685,476
      -----------------------------------------------------------------------------------------------------------------------------
      14. TOTAL OPERATING EXPENSES                              $7,643,731        $5,107,993               $0          $12,751,724
      -----------------------------------------------------------------------------------------------------------------------------
      15. INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                        $703,245          $157,746               $0             $860,991
      -----------------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      -----------------------------------------------------------------------------------------------------------------------------
      16. NON-OPERATING INCOME (ATT. LIST)                              $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      17. NON-OPERATING EXPENSE (ATT. LIST)                             $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      18. INTEREST EXPENSE                                        ($47,642)         ($36,201)                             ($83,843)
      -----------------------------------------------------------------------------------------------------------------------------
      19. DEPRECIATION / DEPLETION                                $165,362          $175,548                              $340,910
      -----------------------------------------------------------------------------------------------------------------------------
      20. AMORTIZATION                                                  $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      21. OTHER (ATTACH LIST)                                           $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      22. NET OTHER INCOME & EXPENSES                             $117,720          $139,347               $0             $257,067
      -----------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      -----------------------------------------------------------------------------------------------------------------------------
      23. PROFESSIONAL FEES                                             $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      24. U.S. TRUSTEE FEES                                             $0              $250                                  $250
      -----------------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                           $0                $0                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      26. TOTAL REORGANIZATION EXPENSES                                 $0              $250               $0                 $250
      -----------------------------------------------------------------------------------------------------------------------------
      27. INCOME TAX                                              $206,354           $26,576                              $232,930
      -----------------------------------------------------------------------------------------------------------------------------
      28. NET PROFIT (LOSS)                                       $379,171           ($8,427)              $0             $370,744
      -----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CHARTERS, INC.              ACCRUAL BASIS-3

      CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96

      ----------------------------------------------------------------------------------------------------------------------------
                                                                   MONTH           MONTH            MONTH
      CASH RECEIPTS AND                                        -------------------------------------------------       QUARTER
      DISBURSEMENTS                                               May 2000        June 2000                             TOTAL
      ----------------------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                                $45,981        ($151,013)                              $45,981
      ----------------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ----------------------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                               $10,657           $9,557                               $20,214
      ----------------------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ----------------------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                           $7,936,872       $6,811,178                           $14,748,050
      ----------------------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                                  $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                              $7,947,529       $6,820,735              $0           $14,768,264
      ----------------------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ----------------------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                                $0                                                     $0
      ----------------------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                                $0                                                     $0
      ----------------------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                                  ($8,144,523)     ($6,448,495)                         ($14,593,018)
      ----------------------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                         ($8,144,523)     ($6,448,495)             $0          ($14,593,018)
      ----------------------------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                         ($196,994)        $372,240              $0              $175,246
      ----------------------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                                   ($151,013)        $221,227              $0              $221,227
      ----------------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ----------------------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                                   $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                            $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                                 $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                                     $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                                     $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                                     $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                           $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                              $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                                        $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                                 $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                         $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                                      $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                                   $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                           $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                                 $0               $0              $0                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ----------------------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL  FEES                                            $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                             $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                           $0               $0                                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                                 $0               $0              $0                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                                           $0               $0              $0                    $0
      ----------------------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                          ($196,994)        $372,240              $0              $175,246
      ----------------------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                                    ($151,013)        $221,227              $0              $221,227
      ----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CHARTERS, INC.              ACCRUAL BASIS-4

      CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96

      -----------------------------------------------------------------------------------------------------------------
                                                                            MONTH            MONTH           MONTH
                                                          SCHEDULE     ------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                            AMOUNT          May 2000        June 2000
      -----------------------------------------------------------------------------------------------------------------
      1.    0-30                                                           $6,667,898      $4,966,352
      -----------------------------------------------------------------------------------------------------------------
      2.    31-60                                                          $2,719,399      $1,377,989
      -----------------------------------------------------------------------------------------------------------------
      3.    61-90                                                          $1,140,125      $1,472,823
      -----------------------------------------------------------------------------------------------------------------
      4.    91+                                                            $2,961,280      $3,069,409
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                             $0      $13,488,702     $10,886,573               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                        $0              $0
      -----------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                             $0      $13,488,702     $10,886,573               $0
      -----------------------------------------------------------------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:    June 2000
      -----------------------------------------------------------------------------------------------------------------
                                          0-30            31-60           61-90             91+
      TAXES PAYABLE                       DAYS            DAYS             DAYS            DAYS            TOTAL
      -----------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                          $99,475        $206,354               $0              $0         $305,829
      -----------------------------------------------------------------------------------------------------------------
      2.    STATE                                 $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    LOCAL                             $8,140          $7,500               $0              $0          $15,640
      -----------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                   $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE             $107,615        $213,854               $0              $0         $321,469
      -----------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                $449,384         $37,714           $1,167              $0         $488,265
      -----------------------------------------------------------------------------------------------------------------
      STATUS OF POSTPETITION TAXES                                             MONTH:    June 2000
      -----------------------------------------------------------------------------------------------------------------
                                                        BEGINNING         AMOUNT                           ENDING
                                                           TAX        WITHHELD AND/       AMOUNT            TAX
      FEDERAL                                          LIABILITY*       0R ACCRUED         PAID          LIABILITY
      -----------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                         $0         $339,319        $339,319               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                       $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                       $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                          $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INCOME                                          $206,354          $26,576              $0         $232,930
      -----------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                             $206,354         $365,895        $339,319         $232,930
      -----------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      -----------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                           $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      9.    SALES                                                 $0             $640              $0             $640
      -----------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                          $157,939          $72,899        $157,939          $72,899
      -----------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                          $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                     $7,500           $7,500              $0          $15,000
      -----------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                     $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                             $165,439          $81,039        $157,939          $88,539
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                     $371,793         $446,934        $497,258         $321,469
      -----------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CHARTERS, INC.              ACCRUAL BASIS-5

      CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                      MONTH:       June 2000
      -----------------------------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS                                    Account #1          Account #2         Account #3
      -----------------------------------------------------------------------------------------------------------------------------
      A.          BANK:                                        Bank One            Sun Trust
      ----------------------------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                             100128198            5572932                             TOTAL
      ----------------------------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):                              Deposit            Operating
      -----------------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                                    $0               $51,445                         $51,445
      -----------------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                        $158,002                                              $158,002
      -----------------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                                  $0                                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                  ($2,970)                   $0                         ($2,970)
      -----------------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                             $155,032               $51,445              $0        $206,477
      -----------------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN                       No checks           No checks
      -----------------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      -----------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF             TYPE OF           PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                              PURCHASE           INSTRUMENT            PRICE           VALUE
      -----------------------------------------------------------------------------------------------------------------------------
      7.    N/A
      -----------------------------------------------------------------------------------------------------------------------------
      8.    N/A
      -----------------------------------------------------------------------------------------------------------------------------
      9.    N/A
      -----------------------------------------------------------------------------------------------------------------------------
      10.   N/A
      -----------------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                                   $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      CASH
      -----------------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                               $14,750
      -----------------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                                     $221,227
      -----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK CHARTERS, INC.               ACCRUAL BASIS-6

     CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96

                                                        MONTH:     June 2000

     ---------------------------------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ---------------------------------------------------------------------------
     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     --------------------------------------------------------------------------
                                       INSIDERS
     --------------------------------------------------------------------------
                                        TYPE OF           AMOUNT     TOTAL PAID
                 NAME                   PAYMENT            PAID        TO DATE
     --------------------------------------------------------------------------
     1. Toby Skaar                      Salary                $0        $4,808
     --------------------------------------------------------------------------
     2. Doug Kalitta                    Salary           $15,000       $25,000
     --------------------------------------------------------------------------
     3. N/A
     --------------------------------------------------------------------------
     4. N/A
     --------------------------------------------------------------------------
     5. N/A
     --------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                                      $15,000       $29,808
     --------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
                                                                   PROFESSIONALS
     ----------------------------------------------------------------------------------------------------------------------------
                                                DATE OF COURT                                                          TOTAL
                                              ORDER AUTHORIZING           AMOUNT       AMOUNT        TOTAL PAID      INCURRED
                      NAME                         PAYMENT               APPROVED       PAID          TO DATE       & UNPAID *
     ----------------------------------------------------------------------------------------------------------------------------
     1. N/A
     ----------------------------------------------------------------------------------------------------------------------------
     2. N/A
     ----------------------------------------------------------------------------------------------------------------------------
     3. N/A
     ----------------------------------------------------------------------------------------------------------------------------
     4. N/A
     ----------------------------------------------------------------------------------------------------------------------------
     5. N/A
     ----------------------------------------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                                                         $0            $0               $0            $0
     ----------------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ---------------------------------------------------------------------------
                                        SCHEDULED      AMOUNTS
                                         MONTHLY        PAID           TOTAL
                                         PAYMENTS      DURING          UNPAID
          NAME OF CREDITOR                 DUE          MONTH       POSTPETITION
     ---------------------------------------------------------------------------
     1. GE Capital                       $11,579       $23,158               $0
     ---------------------------------------------------------------------------
     2. N/A
     ---------------------------------------------------------------------------
     3. N/A
     ---------------------------------------------------------------------------
     4. N/A
     ---------------------------------------------------------------------------
     5. N/A
     ---------------------------------------------------------------------------
     6. TOTAL                            $11,579       $23,158               $0
     ---------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CHARTERS, INC.              ACCRUAL  BASIS-7

      CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96

                                                        MONTH:   June 2000

      QUESTIONNAIRE
      -----------------------------------------------------------------------------------------------------------------------
                                                                                                     YES             NO
      -----------------------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                      X
      -----------------------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                X
      -----------------------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                                          X
      -----------------------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                                     X
      -----------------------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                                    X
      -----------------------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                              X
      -----------------------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                                                 X
      -----------------------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                          X
      -----------------------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                X
      -----------------------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                               X
      -----------------------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                         X
      -----------------------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                           X
      -----------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      Company made the May and June Note payable payments on the GE Capital Note secured by a Lear Jet and 2 engines (Section 1110 payment)

      INSURANCE
      -----------------------------------------------------------------------------------------------------------------------
                                                                                                     YES             NO
      -----------------------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
      -----------------------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
      -----------------------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      -----------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      -----------------------------------------------------------------------------------------------------------------------
                                                        INSTALLMENT PAYMENTS
      -----------------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                               PAYMENT AMOUNT
                 POLICY                   CARRIER                     PERIOD COVERED                   & FREQUENCY
      -----------------------------------------------------------------------------------------------------------------------
           See Kitty Hawk, Inc. Case #400-42141
      -----------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------

   CASE NAME: KITTY HAWK CHARTERS, INC.                     FOOTNOTES SUPPLEMENT

   CASE NUMBER: 400-42143-BJH                               ACCRUAL BASIS


                                                        MONTH:   June 2000

   ----------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                             FOOTNOTE / EXPLANATION
   ----------------------------------------------------------------------------------------------------------
          6                      All Professional fees related to the Reorganization of the
                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
                                   Company). Refer to Case # 400-42141
   ----------------------------------------------------------------------------------------------------------
          7                      All insurance plans related to the Company are carried
                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                   400-42141.
   ----------------------------------------------------------------------------------------------------------
          3               3      The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
   ----------------------------------------------------------------------------------------------------------
          3               8      All cash received into the Company cash accounts is swept
                                    each night to Kitty Hawk, Inc. Master Account (see Case
                                    #400-42141).
   ----------------------------------------------------------------------------------------------------------
          3               31     All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
   ----------------------------------------------------------------------------------------------------------
          4               6      All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                    are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
   ----------------------------------------------------------------------------------------------------------
          4               7      The A/R aging does not reconcile to the general ledger do to historical system problems. Difference is $75,809.
   ----------------------------------------------------------------------------------------------------------
          1               1      Cash is negative for the month due to a cash receipt not being posted to the general ledger prior to the month being closed. This will be corrected in the following month.
   ----------------------------------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK CHARTERS, INC.

CASE  NUMBER: 00-42143

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                    June 2000


8.   OTHER  (ATTACH  LIST)                              $ 43,059,002 Reported
                                           --------------------------
        Intercompany Receivables                          42,712,985
        Contra A/R                                               420
        A/R Other                                             52,231
        A/R Clearing                                          78,621
        A/R Customer Refund                                   30,735
        A/R Accrued                                                -
        A/R 401(k) Loan                                       (3,514)
        A/R Employees                                         10,292
        A/R Clothing Sales                                    35,367
        A/R Payroll Advance                                        -
        A/R Aging reconciling item                           135,808
        Fuel Inventory                                         9,490
        Misc                                                  (3,182)
        Security Deposit                                        (251)
                                           --------------------------
                                                          43,059,002 Detail
                                           --------------------------
                                                                   - Difference

22.  OTHER  (ATTACH  LIST)                                 $ 958,702 Reported
                                           --------------------------
        Accrued charter expenses                             557,885
        Accrued Salaries/Wages                               118,226
        Accrued 401(k)                                        11,594
        Accrued accounting/legal                              40,000
        A/P Unrecorded                                        26,000
        Adjusted FET                                        (127,007)
        A/P Aging reconciling item                             7,591
        Accrued franchise tax                                 15,732
        Misc                                                  (1,465)
        Accrued Fuel                                         310,146
                                           --------------------------
                                                             958,702 Detail
                                           --------------------------
                                                                   - Difference

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                  $4,471,818 Reported
                                           --------------------------
        Ondemand costs                                     2,397,041
        135 Airline charter costs                            153,550
        Fuel                                                 433,945
        Wages                                                713,739
        Travel expense                                         8,671
        Insurance                                             42,228
        Other                                                  2,325
        Rotables/Repair/Consumables                          685,045
        Shipping                                               8,674
        Shop materials/equip rental                           26,600
        Maintenance allocation                                     -
                                           --------------------------
                                                           4,471,818 Detail
                                           --------------------------
                                                                   - Difference

                                       38